Exhibit 10(bb)

                               AMENDMENT NO. 2
                                      TO
                TRUSTCO BANK EXECUTIVE OFFICER INCENTIVE PLAN,
                  AS AMENDED AND RESTATED SEPTEMBER 18, 2001

     WHEREAS, Trustco Bank, National Association (hereinafter referred to as (the "Corporation") maintains the Trustco Bank Executive Officer Incentive Plan (hereinafter referred to as the "Plan"); and

     WHEREAS, the Corporation desires to amend said Plan, effective as of January 1, 2006;

     NOW, THEREFORE, the Corporation does hereby amend the Plan, effective as of January 1, 2006, as follows:


                                      I.

     Section 1.17 of the Plan is hereby deleted and the following is substituted in lieu thereof:

          Section 1.17. "Return on Equity" means Net Income divided by the sum of Total Shareholder Equity exclusive of the balance of average accumulated other comprehensive income/loss minus any equity transaction directly in conjunction with a merger or acquisition.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 2 to be executed by its duly authorized officer as of the 19th day of September, 2006.

ATTEST:                                   TRUSTCO BANK, NATIONAL ASSOCIATION

/s/ Robert M. Leonard                      By: /s/ Robert J. McCormick
---------------------                          -----------------------
      Secretary